Supplement Dated May 1, 2022
To the Updating Summary Prospectuses Dated May 1, 2022 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R
SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S
Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers and objectives are listed below.

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Maximum capital appreciation.	M Capital Appreciation Fund advised by M Financial Investment Advisers, Inc. (MFIA) This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	1.04%	17.74%	12.78%	14.26%
Long-term capital appreciation.	M International Equity Fund advised by M Financial Investment Advisers, Inc. (MFIA) This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.69%*	11.05%	7.47%	6.03%
Long-term capital appreciation.	M Large Cap Growth Fund advised by M Financial Investment Advisers, Inc. (MFIA) This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.75%	21.49%	23.00%	18.15%
Long-term capital appreciation.	M Large Cap Value Fund advised by M Financial Investment Advisers, Inc. (MFIA) This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.65%	30.01%	9.12%	11.27%

*This fund is subject to an expense reimbursement or a few waiver arrangement. As a result, this funds annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

Please retain this Supplement for future reference.